POWER OF ATTORNEY

Know all men by these presents:

That I,   James J. Avery, Jr.      of       Newark      , New Jersey,    Vice Chairman and Director of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   5th     day of March, 2009.

    /s/  James J. Avery, Jr.
James J. Avery, Jr.

POWER OF ATTORNEY

Know all men by these presents:

That I,   Thomas J. Diemer      of       Newark      , New Jersey,   Vice President and Director    of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   22     day of March, 2010.

  /s/ Thomas J. Diemer
Thomas J. Diemer

POWER OF ATTORNEY

Know all men by these presents:

That I,   Robert M. Falzon      of       Newark      , New Jersey,   Senior Vice President and  Director    of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2010.

     /s/ Robert M. Falzon
       Robert M. Falzon

POWER OF ATTORNEY

Know all men by these presents:

That I,   Bernard J. Jacob      of       Newark      , New Jersey,   Senior Vice President and Director  of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   12th     day of March, 2009.

       /s/  Bernard J. Jacob
      Bernard J. Jacob

POWER OF ATTORNEY

Know all men by these presents:

That I,   Scott D. Kaplan      of       Newark      , New Jersey,    CEO, Director, and President of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, required under the Investment Company Act of 1940, and the Securities Act of 1933 and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   20      day of December, 2007.

   /s/ Scott D. Kaplan
      Scott D. Kaplan

POWER OF ATTORNEY

Know all men by these presents:

That I,   Tucker I. Marr      of       Newark      , New Jersey,    Vice President and Chief Financial Officer of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this    6th        day of March, 2009.

   /s/  Tucker I. Marr
Tucker I. Marr

POWER OF ATTORNEY

Know all men by these presents:

That I,   Stephen Pelletier      of       Newark      , New Jersey,     Director      of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, and Reg. No. 333-112808), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this    24th      day of March, 2009.

   /s/  Stephen Pelletier
Stephen Pelletier

POWER OF ATTORNEY

Know all men by these presents:

That I,   Richard F. Vaccaro      of       Newark      , New Jersey,   Vice President and  Director    of Pruco Life Insurance Company, do hereby make, constitute and appoint as my true and lawful attorneys in fact THOMAS C. CASTANO, KENNETH E. PELKER, RICHARD E. BUCKLEY, C. CHRISTOPHER SPRAGUE, JOSEPH D. EMANUEL, and BRIAN GIANTONIO or any of them severally for me in my name, place and stead to sign, where applicable: Annual Reports on Form 10-K, registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and all amendments thereto executed on behalf of Pruco Life Insurance Company and filed with the Securities and Exchange Commission for the following:

The Pruco Life PRUvider Variable Appreciable Account (Reg. No. 811-7040) and variable life insurance contracts (Reg. No. 33-49994), to the extent they represent participating interests in said Account;

The Pruco Life Variable Appreciable Account (Reg. No. 811-3971) and flexible premium variable life insurance contracts (Reg. No. 2-89558 and Reg. No. 333-07451), to the extent they represent participating interests in said Account;

The Pruco Life Variable Insurance Account (Reg. No. 811-03603) and scheduled premium variable life insurance contracts (Reg. No. 2-80513), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Life Account (Reg. No. 811-04366) and flexible premium variable life insurance contracts (Reg. No. 2-99260), to the extent they represent participating interests in said Account;

The Pruco Life Variable Universal Account (Reg. No. 811-5826) and flexible premium variable universal life insurance contracts (Reg. No. 333-94117, Reg. No. 333-49332, Reg. No. 33-29181, Reg. No. 33-38271, Reg. No. 333-85115, Reg. No. 333-100057, Reg. No. 333-109284, Reg. No. 333-112808, and Reg. No. 333-158634), to the extent they represent participating interests in said Account;

The Pruco Life Single Premium Variable Annuity Account (Reg. No. 811-04383) and single payment variable annuity contracts (Reg. No. 002-99616), to the extent they represent participating interests in said Account;

The Pruco Life Flexible Premium Variable Annuity Account (Reg. No. 811-07325) and flexible premium variable annuity contracts (Reg. No. 333-130989, Reg. No. 333-75702, Reg. No. 333-52780, Reg. No. 333-52754, Reg. No. 333-37728, Reg. No. 333-79201, Reg. No. 33-61125, and Reg. No. 333-06701), to the extent they represent participating interests in said Account;

Market value adjustment annuity contracts; and

The Pruco Life Variable Contract Real Property Account (Reg. No. 33-86780) and individual variable life insurance contracts and variable annuity contracts, to the extent they represent participating interests in said Account.

IN WITNESS WHEREOF, I have hereunto set my hand this   day of March, 2010.

   /s/ Richard F. Vaccaro
       Richard F. Vaccaro